UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

DECARBONIZATION PLUS ACQUISITION CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

News Release	July 6, 2021

Hyzon Motors, Chart Industries to develop liquid hydrogen fuel cell-powered truck, targeting 1,000-mile range

•	Partnership combines Hyzon’s manufacturing expertise, Chart’s market-leading liquid hydrogen equipment

•	Project seeks to transform long-haul commercial trucking, reduce hydrogen infrastructure cost

ROCHESTER, N.Y., and ATLANTA July 6, 2021 – Hyzon Motors Inc. and Chart Industries Inc. (NYSE: GTLS) are teaming up to revolutionize long-haul trucking – thanks to liquid hydrogen.

Hyzon, a global supplier of zero-emission, hydrogen fuel cell-powered heavy vehicles, and Chart, a leading independent global manufacturer of highly engineered equipment servicing multiple applications in the energy and industrial gas markets, announced today an agreement to develop and produce a liquid, hydrogen-powered heavy-duty commercial vehicle with a range of up to 1,000 miles.

Using liquid in place of gaseous hydrogen in heavy transport brings numerous advantages. Because liquid hydrogen storage is twice as dense as the current 700 bar gaseous storage, a tank of liquid hydrogen fuels a vehicle for nearly twice the distance. Liquid hydrogen also improves a truck’s payload capacity because the storage tanks weigh less than 700 bar tanks.

One of the challenges is integrating mobile tanks that store liquid hydrogen, which require temperatures of –423 °F, with a vehicle’s fuel cell that requires ambient temperature hydrogen gas. The partnership creates a unique opportunity to address this challenge, by combining Chart’s market-leading liquid hydrogen equipment expertise with Hyzon’s experience manufacturing heavy-duty hydrogen vehicles.

The revolutionary extension of range will make the transition to a hydrogen-based transport industry attainable by solving challenges along the hydrogen value chain. Under the model to be developed, the number of heavy-duty refueling stations needed for these trucks becomes significantly less than the quantity needed for trucks using gas storage tank systems, as the driving range can readily match that of heavy-duty diesel trucks. In addition, the refueling infrastructure capital and operating costs are reduced with the elimination of the compression and refrigeration equipment needed for 700 bar vehicles.

Fewer stations would reduce the need to transport hydrogen to refilling locations, a time- and cost-intensive activity. Instead, large-scale low-cost green hydrogen production facilities could be built near the stations, relying on locally abundant resources such as solar, wind or hydropower. In the early hydrogen adoption phase, the 1,000-mile range could enable coast-to-coast routes with only four mega-hubs.

“With the current technology, fuel cell electric vehicles provide solutions for back-to-base trucking models,” said Hyzon CEO Craig Knight. “The extended range would significantly accelerate the adoption of hydrogen FCEV over-the-road transport solutions given the reduced infrastructure needs and increased refueling hub utilization.”

While trucking provides a near-term commercialization opportunity, this technological advance could also pave the way to hydrogen-based, zero-emissions aviation, marine, and train transport, key transportation sectors that will benefit from a liquid hydrogen supply chain.

“With our over 55 years making liquid hydrogen equipment, we are excited to see this application for our liquid onboard hydrogen tank,” stated Jill Evanko, Chart’s CEO and president. “Hyzon is a great partner for this, not only for their fuel cell capabilities, but also for their customer base that is ready for this long-haul heavy-duty solution now – not in 5 years.”

About Chart Industries

Chart Industries, Inc. is a leading independent global manufacturer of highly engineered equipment servicing multiple applications in the Energy and Industrial Gas markets. Chart’s unique product portfolio is used in every phase of the liquid gas supply chain, including upfront engineering, service and repair. Being at the forefront of the clean energy transition, Chart is a leading provider of technology, equipment and services related to liquefied natural gas, hydrogen, biogas and CO2 Capture amongst other applications. Chart is committed to excellence in environmental, social and corporate governance (ESG) issues both for our company as well as its customers. With over 25 global locations from the United States to Asia, Australia, India, Europe and South America, Chart maintains accountability and transparency to its team members, suppliers, customers and communities. To learn more, visit www.chartindustries.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, including statements regarding the joint development agreement, the technical specifications and timing with respect to developing and producing liquid hydrogen-powered heavy-duty commercial vehicles and the commercialization opportunities and market acceptance of these clean energy offerings, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on each of Chart’s and Hyzon’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Chart and Hyzon disclaim any duty to update any forward -looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Chart and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Chart or Hyzon, including, in the case of Hyzon, those risks and uncertainties described in the “Risk Factors” section of Exhibit 99.3 of Decarbonization Plus Acquisition Corporation’s (“DCRB’s”) Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 9, 2021, the “Risk Factors” section of DCRB’s definitive proxy statement on Schedule 14A filed with the SEC on June 21, 2021, and other documents filed by DCRB from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements, such as risks related to the ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective financial resources of the counterparties to Hyzon’s non-binding memoranda of understanding and letters of intent), or the ability to identify additional potential customers and convert them to paying customers, slower than anticipated growth and market acceptance of these liquid hydrogen-powered vehicles or unanticipated challenges with the timing or technical specifications underlying the joint development agreement. Neither Chart nor Hyzon gives any assurance that the joint development agreement will achieve its expectations.

Important Information for Investors and Stockholders

In connection with the previously announced DCRB proposed SPAC merger with Hyzon, DCRB filed a proxy statement and other relevant documents with the SEC. Stockholders and other interested persons are urged to read the proxy statement and any other relevant documents filed with the SEC because they contain important information about DCRB, Hyzon and the proposed business combination. Stockholders may obtain a free copy of the proxy statement, as well as other filings containing information about DCRB, Hyzon and the proposed business combination, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

DCRB, Hyzon and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from DCRB’s stockholders in respect of the proposed business combination and the other matters set forth in the proxy statement. Information regarding DCRB’s directors and executive officers is available in DCRB’s Annual Report on Form 10-K for the annual period ended December 31, 2020, and under the heading “Information About DCRB” in DCRB’s definitive proxy statement related to the proposed business combination filed with the SEC on June 21, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the proxy statement relating to the proposed business combination.

Media contacts

Hyzon Motors’ contacts For U.S., Europe and Asia media:

Caroline Curran

Hill+Knowlton Strategies

+1 256-653-5811 caroline.curran@hkstrategies.com

For Australasian media:

Fraser Beattie

Cannings Purple

+61 421 505 557

fbeattie@canningspurple.com.au

For Investors:

Caldwell Bailey

ICR, Inc.

HyzonMotorsIR@icrinc.com

Chart contact:

Wade Suki, CFA

Director of Investor Relations

832-524-7489

wade.suki@chartindustries.com

***

Forward Looking Statements

The information in this filing includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this filing, regarding Decarbonization Plus Acquisition Corporation’s (“DCRB”) proposed acquisition of Hyzon Motors Inc. (“Hyzon”), DCRB’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this filing, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRB and Hyzon disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. DCRB and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or Hyzon. In addition, DCRB cautions you that the forward-looking statements are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the Business Combination Agreement and Plan of Organization, dated as of February 8, 2021, by and among DCRB, DCRB Merger Sub Inc., and Hyzon, any PIPE investor’s subscription agreement, and the other agreements related to the business combination (including catastrophic events, acts of terrorism, the outbreak of war, COVID-19 and other public health events), as well as management’s response to any of the foregoing; (ii) the outcome of any legal proceedings that may be instituted against DCRB, Hyzon, their affiliates or their respective directors and officers following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of DCRB, regulatory approvals, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts DCRB’s or Hyzon’s current plans and operations as a result of the announcement of the transactions; (v) Hyzon’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the pace and depth of hydrogen vehicle adoption generally, and the ability of Hyzon to accurately estimate supply and demand for its vehicles, and to grow and manage growth profitably following the business combination; (vi) risks relating to the uncertainty of the projected financial information with respect to Hyzon, including the conversion of pre-orders into binding orders; (vii) costs related to the business combination and the PIPE investment; (viii) changes in applicable laws or regulations, governmental incentives and fuel and energy prices; (ix) the possibility that Hyzon may be adversely affected by other economic, business, and/or competitive factors; (x) the amount of redemption requests by DCRB’s public stockholders; and (xi) such other factors affecting DCRB that are detailed from time to time in DCRB’s filings with the Securities and Exchange Commission (the “SEC”). Should one or more of the risks or uncertainties, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in DCRB’s definitive proxy statement filed with the SEC on June 21, 2021, and its periodic filings with the SEC, including its Annual Report on Form 10-K for annual period ended December 31, 2020. DCRB’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information for Investors and Stockholders

In connection with the proposed business combination, DCRB filed a definitive proxy statement with the SEC on June 21, 2021. Additionally, DCRB will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of DCRB are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they contain or will contain important information about the business combination and the parties to the business combination.

Participants in the Solicitation

DCRB and its directors and officers may be deemed participants in the solicitation of proxies of DCRB’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRB’s executive officers and directors in the solicitation by reading DCRB’s Annual Report on Form 10-K for the annual period ended December 31, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination. Information concerning the interests of DCRB’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, is set forth in the proxy statement relating to the business combination.